UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2026

AG ACQUISITION GROUP III, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56326	87-1779429
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 N. Flagler Drive, Suite 600 West Palm Beach, FL	33401
(Address of Principal Executive Offices)	(Zip Code)

(800) 341-2684
(Registrant’s Telephone Number, including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On January 23, 2026, the Board of Directors (the “Board”) of AG Acquisition Group III, Inc. (the “Company”) dismissed Hudgens CPA, PLLC (“Hudgens”) as the Company’s independent registered public accounting firm.

Hudgens’ reports on the Company’s financial statements for the fiscal years ended June 30, 2025 and 2024 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports expressed substantial doubt regarding the Company’s ability to continue as a going concern. Furthermore, during the Company’s fiscal years ended June 30, 2025 and 2024, and through January 23, 2026, there have been no disagreements with Hudgens on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Hudgens’ satisfaction, would have caused Hudgens to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods.

For the fiscal years ended June 30, 2025 and 2024, and through January 23, 2026, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Hudgens with a copy of the disclosure contained herein, prior to its filing with the Securities and Exchange Commission (the “Commission”), and requested that Hudgens furnish the Company a letter addressed to the Commission stating whether or not it agreed with the statements herein and, if not, stating the respects in which it does not agree. As of the date hereof, the Company has not yet received Hudgens’ letter to the Commission. Within two business days of receipt of such letter, the Company will file a copy of the letter via an amendment to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Accounting Firm

On February 18, 2026, the Board appointed Marcum Asia CPAs LLP (“Marcum Asia”) as the Company’s new independent registered public accounting firm as of February 18, 2026. During the Company’s fiscal years ended June 30, 2025 and 2024, and through February 18, 2026, neither the Company nor anyone acting on the Company’s behalf consulted Marcum Asia with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AG ACQUISITION GROUP III, INC.

Dated: February 23, 2026	/s/ Laura Anthony
Laura Anthony
Chief Financial Officer